Exhibit 99.1

VIASPACE CEO TO PRESENT AT BATTERIES 2006
THE 8TH INTERNATIONAL POWER SUPPLY CONFERENCE & EXHIBIT

PASADENA, CA.— March 16, 2006—VIASPACE Inc. (OTCBB: VSPC), a company that transforms proven space and defense technologies from NASA and the Department of Defense into hardware and software solutions, announced today that Dr. Carl Kukkonen, Chief Executive Officer of VIASPACE and its subsidiary Direct Methanol Fuel Cell Corporation (DMFCC) will be speaking on “Packaging Fuel for the Fuel Cell Industry” at the upcoming Batteries 2006 Conference being held at the Palais des Congrès in Paris from June 6-8. DMFCC focuses on producing disposable fuel cartridges containing liquid fuels, such as methanol, to provide the energy source for laptop computers, cell phones and other portable electronic devices powered by direct methanol fuel cells. In his presentation, Dr. Kukkonen will address the safety and child resistance standards for fuel cell cartridges, as required by the international safety regulating bodies.

Dr. Carl Kukkonen commented, “Global players have recognized the role that fuel cells will play in the portable electronic device market in the near future, and they are working on developing fuel cells for these applications. VIASPACE’s subsidiary, DMFCC, is working to develop the fuel cartridge manufacturing and distribution infrastructure to support the successful commercialization of fuel cell powered portable electronic devices. The Company has served on committees organized by the Underwriters Laboratories, the Canadian Standards Association, and the International Electrotechnical Commission for the past three years to help develop the safety standards needed to gain approval for methanol fuel cells and cartridges in commercial applications. Accordingly, DMFCC’s methanol cartridges are designed to meet these standards, putting the Company in an excellent position to benefit from the adoption and implementation of fuel cell technology.”

Fuel cell powered devices are expected to be introduced into the marketplace by major electronic product manufacturers in 2007. Leading consumer electronic companies including Toshiba, NEC, Hitachi, Panasonic and Sanyo in Japan, and Samsung and LG in Korea have announced the development of direct methanol fuel cells.

About Batteries 2006 Conference
Recognized for featuring the latest market trends and innovations, the Batteries Conference represents the main markets of the battery industry and provides a unique opportunity for participants to gain insight about the latest market advancements. Acknowledging the importance of fuel cartridges, the conference will address the impact of fuel cartridges on the future of the battery industry. Additional information on the conference can be found at www.batteries2006.com

About VIASPACE: Unparalleled Knowledge. Unparalleled Solutions.
VIASPACE is a diversified technology company with knowledge and expertise in energy/fuel cells, microelectronics, sensors, homeland security and public safety, and information and computational technology. Founded in 1998 with the objective of transforming proven space and defense technologies from NASA and the Department of Defense into hardware and software solutions that solve today’s complex problems, VIASPACE benefits from important patent and software licenses from Caltech, which manages NASA’s Jet Propulsion Laboratory, and from relationships with research laboratories, universities, and other organizations within the advanced technology community. For more information, please visit our website at www.VIASPACE.com, or contact Investor Relations at (888) 359-9558, or IR@VIASPACE.com, or Public Relations at PR@VIASPACE.com.

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